UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34735	26-1251524
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 20, 2014, Ryerson Holding Corporation (the “Company”) held its quarterly earnings call (the “Earnings Call”) to discuss the financial results from its second quarter ended June 30, 2014. A copy of the transcript of the Company’s earnings call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained within Item 2.02 of this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	August 20, 2014 Earnings Call Transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2014

RYERSON HOLDING CORPORATION

By:	/s/ Edward J. Lehner

Name:	Edward J. Lehner
Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	August 20, 2014 Earnings Call Transcript